SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report: May 14, 2007

AVATECH SOLUTIONS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-31265	84-1035353
(State of Incorporation)	(Commission File No.)	(IRS Employer Identification Number)

10715 Red Run Boulevard, Suite 101, Owings Mills, Maryland 21117

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (410) 581-8080

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 2.02	Results of Operations and Financial Condition

On May 15, 2007, Avatech Solutions, Inc. (the “Company”) issued a press release setting forth its results for its third fiscal quarter ended March 31, 2007. A copy of the press release is furnished herewith as Exhibit 99.1. The information contained in this Item 2.02 and in Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(b) Retirement of Officer. On May 14, 2007, the Company issued a press release announcing that Donald R. “Scotty” Walsh, its President and Chief Executive Officer, was retiring. Mr. Walsh will remain as a member of the Company’s Board of Directors.

(c) Appointment of Officer. The Company’s May 14th press release also announced that its Board of Directors appointed George M. Davis, a current member of the Board of Directors, as the Company’s President and Chief Executive Officer. Mr. Davis, 51, has been a Director of the Company since 2006 and has previously served as the Company’s Executive Vice Chairman and Director of Strategic Initiatives. Mr. Davis was a co-founder of Aether Systems, Incorporated, a wireless data software and services company, and was its President and Vice Chairman of the Board from 2001 to 2003. Prior to founding Aether Systems, Mr. Davis worked for Westinghouse Electric Corporation (currently a division of Northrop Grumman) and Burroughs Corporation. He currently sits on the Board of Directors of Defywire, a wireless data software company, and Demesys, an electronic medical records company and is a Trustee of Bethany College. Mr. Davis holds a Bachelor of Science in Economics and Business from Bethany College.

The Compensation Committee of the Board is developing a compensation plan for Mr. Davis, but the plan has not yet been finalized.

Item 7.01	Regulation FD Disclosure

A copy of the press release described in Item 5.02 of this report is furnished herewith as Exhibit 99.2. The information contained in Exhibit 99.2 shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

Exhibit 99.1	Press release dated May 15, 2007 (furnished herewith)
Exhibit 99.2	Press release dated May 14, 2007 (furnished herewith)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AVATECH SOLUTIONS, INC.

Date: May 16, 2007	By:	/s/ Lawrence Rychlak
Lawrence Rychlak
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description
99.1	Press release dated May 15, 2007 (furnished herewith)

99.2	Press release dated May 14, 2007 (furnished herewith)